Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                        19
Due Period                        01-Feb-98
Distribution Date                 13-Mar-98
Payment Date                      16-Mar-98

*** Trust Portfolio Summary ***
Annualized Cash Yield                                       19.39%
Annualized Gross Losses                                     -8.26%
Annualized Portfolio Yield                                   11.13%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                                 200862028.15
     30 -   59 days (%)                                          4.85%
     60 -   89 days ($)                                   80391767.38
     60 -   89 days (%)                                          1.94%
     90 - 119 days ($)                                    53626449.76
     90 - 119 days (%)                                           1.29%
   120 - 149 days ($)                                     44352184.03
   120 - 149 days (%)                                            1.07%
   150 - 179 days ($)                                     42834618.78
   150 - 179 days (%)                                            1.03%
   180 - 209 days ($)                                     38552484.52
   180 - 209 days (%)                                            0.93%
   210 - 239 days ($)                                     35397555.53
   210 - 239 days (%)                                            0.85%
   240 - 269 days ($)                                     34619703.45
   240 - 269 days (%)                                            0.84%
   270 - 299 days ($)                                     30676450.22
   270 - 299 days (%)                                            0.74%
   300+ days  ($)                                          5024238.08
   300+ days (%)                                                 0.12%
Additional Balances on Existing Credit Lines draws - principal only)
                                                         55,005,189.70
Principal Collections                                   124,696,876.98
Defaulted Receivables                                    29,208,372.19
Finance Charge  & Administrative Collections             67,311,554.70
Recoveries                                                1,257,948.00
Average Principal Balance                             4,244,152,943.70
Personal Homeowner Lines as % of Total Principal                 30.15%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:                                       19
Distribution Date:                                          03/13/98
Payment Date:                                               03/16/98
Collection Period Beginning:                                02/01/98
Collection Period Ending:                                   02/28/98
Note and Certificate Accrual Beginning:                     02/17/98
Note and Certificate Accrual Ending:                        03/16/98

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount
                         6.41%
OC Balance as % of Ending Participation Invested Amount
                            6.59%
OC Balance as % of Ending Participation Invested Amount (3 month aver
              6.27%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test
                    ---
Is the MAP Over?
                                                                     0
Is this the Early Amortization Period?
                                                 0
Interest Allocation Percentage Calculation:

Numerator
                                                             744,766,735.18
Denominator - Component (x) - Aggregate Receivables & Partc. Interest
   4,244,152,943.70
Denominator - Component (y) - Aggregate Numerators
                      3,738,948,467.55
Applicable Interest Allocation Percentage
                                          17.55%
Principal Allocation Percentage Calculation:

Numerator
                                                    744,766,735.18
Denominator - Component (x) - Aggregate Receivables & Partc. Interest
  4,244,152,943.70
Denominator - Component (y) - Aggregate Numerators
                   3,738,948,467.55
Applicable Principal Allocation Percentage
                                        17.55%
Default Allocation Percentage Calculation:
Numerator
                                                             744,766,735.18
Denominator - Component (x) - Aggregate Receivables & Partc. Interest
   4,244,152,943.70
Denominator - Component (y) - Aggregate Numerators
               3,738,948,467.55
Default Allocation Percentage (Floating Allocation Percentage)
                  17.55%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount
                                 13,405,801.23
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))
         5,125,504.26
Excess of (i) 1.8% of Part. Inv. Amt.  over (ii) Series Part. Interes
      8,280,296.97
Minimum Principal Amount
                                           8,280,296.97
Investor Principal Collections
                                         12,229,542.88
Investor Finance Charge and Admin. Collections (4.11a)
                  12,032,621.19
Investor Allocated Defaulted Amounts
                                  5,125,504.26
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance             744,766,735.18
Beginning Participation Invested Amount                      744,766,735.18
Ending Participation Unpaid Principal Balance                727,411,688.04
Ending Participation Invested Amount                         727,411,688.04
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%) 4,054,841.11
Note Interest and Certificate Yield Amounts Due Pursuant to Sec. 3.05
                                                               3,088,676.30
Participation Invested Amount x 25bps per annum                   155,159.74
Participation Interest Distribution Amount                     4,054,841.11
Application of Investor Finance Charges & Administrative Collections:

Investor Finance Charge and Admin. Collections (4.11a)         12,032,621.19
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)            0.00
Series Participation Interest  Monthly Interest (Sec. 4.11 (a)(ii))
                                                                4,054,841.11
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))
                                                                5,125,504.26
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i    0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))          1,241,277.89
Excess (Sec. 4.11 (a)(vi))                                       1,610,997.93
Reconciliation Check                                                   0.00
Series Participation Interest Monthly Principal                17,355,047.14
Beginning Unreimbursed Participation Interest Charge-Offs               0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))             0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i   0.00
Ending Unreimbursed Participation Interest Charge-Offs                  0.00
Available Investor Principal Collections                       17,355,047.14
Participation Interest Distribution Amount                      4,054,841.11
Series Participation Interest Charge-Offs                               0.00
OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due Pursuant to Sec. 3.05
                                                                3,088,676.30
Excess Interest                                                   966,164.81
Beginning Net Charge-Offs                                               0.00
Reversals                                                               0.00
+Available Investor Principal Collections                      17,355,047.14
+Series Participation Interest Charge Offs                              0.00
+ Lesser of Excess Interest and Carryover Charge Offs                   0.00
Optimum Monthly Principal                                      17,355,047.14
Are the Notes Retired ?                                                 0.00
Accelerated Principal Payment                                     155,159.74
Beginning Class A-1 Security Balance                          490,603,325.45
Beginning Class A-2 Security Balance                           52,240,000.00
Beginning Class A-3 Security Balance                           67,900,000.00
Beginning Class B Security Balance                             49,370,000.00
Beginning Certificate Security Balance                         36,886,000.00
Beginning Overcollateralization Amount plus APP                47,922,569.46
Beginning Class A-1 Adjusted Balance                          490,603,325.45
Beginning Class A-2 Adjusted Balance                           52,240,000.00
Beginning Class A-3 Adjusted Balance                           67,900,000.00
Beginning Class B Adjusted Balance                             49,370,000.00
Beginning Certficate  Adjusted Balance
                   36,886,000.00
Beginning Overcollateralization Amount plus APP
   47,922,569.46
Class A-1 Balance After Payment pursuant to clause in Sec 3.05 (a)(ii
  473,248,278.31
Class A-2 Balance After Payment pursuant to clause in Sec 3.05 (a)(ii
  52,240,000.00
Class A-3 Balance After Payment pursuant to clause in Sec 3.05 (a)(ii
   67,900,000.00
Class B Balance After Payment pursuant to clause in Sec 3.05 (a)(ii)(
   49,370,000.00
Certificate Balance After Payment pursuant to clause in Sec. 3.05(a)(
  36,886,000.00
Class A-2 Minimum Adjusted Principal Balance
  18,800,000.00
Class A-3 Minimum Adjusted Principal Balance
    24,500,000.00
Class B Minimum Adjusted Principal Balance
   17,800,000.00
Certificate Minimum Adjusted Principal Balance                7,900,000.00
Minimum Overcollateralization Amount                         14,800,000.00
Certificate Minimum Balance Target                           22,043,483.79
Scheduled Certificate Payment to Certificate Minimum Balance Target
     14,842,516.21
Class A-1 Targeted Balance                                   378,254,077.78
Class A-2 Targeted Balance                                   (16,532,666.21)
Class A-3 Targeted Balance                                    33,208,997.63
Class B Targeted Balance                                      39,459,890.28
Certificate Targeted Balance                                  22,823,416.24
Class A-1:  Payment Required to get to Target                112,349,247.67
Class A-2:  Payment Required to get to Target or Minimum Adjusted Bal
      33,440,000.00
Class A-3:  Payment Required to get to Target or Minimum Adjusted Bal
   34,691,002.37
Class B: Payment Required to get to Target or Minimum Adjusted Balanc
   9,910,109.72
Certificate: Payment Required to get to Target or Minimum Adjusted Ba
  14,062,583.76
OC: Payment to get to Minimum Overcollateralization Amount     33,122,569.46
Section 3.05 Payment of Principal and Interest;  Defaulted Interest
               0.00
Pay Certificate Yield in step (ii) (1= Yes)                             1.00
Remittances on the Participation                               21,409,888.25
Interest and Yield (i)     Pay Class A-1 Interest
                  Distribution - Sec. 3.05 (a)(i)(a)            2,132,284.70
        Pay Class A-2 Interest Distribution - Sec. 3.05 (a)(i)(b)
                                                                  232,925.10
        Pay Class A-3 Interest Distribution - Sec. 3.05 (a)(i)(c) 307,841.63
        Pay Class B Interest Distribution - Sec. 3.05 (a)(i)(d)   232,347.56
        Pay Certificates the Certificate Yield - Sec. 3.05 (a)(i)(e)
                                                                  183,277.31
Principal up to Optimum Monthly Principal

(ii)    Pay Class A-1 to Targeted Principal Balance - Sec. 3.05 (a)(i
                                                               17,355,047.14
        Pay Class A-2 to Targeted Principal Balance - Sec. 3.05 (a)(i
                                                                        0.00
        Pay Class A-3 to Targeted Principal Balance - Sec. 3.05 (a)(i
                                                                        0.00
        Pay Class B to Targeted Principal Balance - Sec. 3.05 (a)(ii)
                                                                        0.00
        ONLY Pay CertificateYield if not paid pursuant to Sec. 3.05 (
                                                                        0.00
Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal Balance - Sec. 3.05 (a)   0.00
(iv)  Pay OC Remaining Optimal Monthly Principal Amount - Sec. 3.05 (   0.00
Principal up to the Accelerated Principal Payment Amount
(v)   Pay Class A-1 to Targeted Principal Balance - Sec. 3.05 (a)(v)(
 155,159.74
        Pay Class A-2 to Targeted Principal Balance - Sec. 3.05 (a)(v    0.00
        Pay Class A-3 to Targeted Principal Balance - Sec. 3.05 (a)(v    0.00
        Pay Class B to Targeted Principal Balance - Sec. 3.05 (a)(v)(    0.00
        Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)
                                                                         0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)
                                                                         0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)
                                                                         0.00
        Pay Class B to zero - Sec. 3.05 (a)(v)(h)
                                                                         0.00
Principal up to Optimal Monthly Principal

(vi)  Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)
                                                                         0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)
                                                                         0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)                     0.00
        Pay Class B to zero - Sec. 3.05 (a)(vi)(d)                       0.00
        Pay Certificates up to Certificate Min. Bal. or zero - Sec. 3    0.00
        Pay HCLC Optimum Monthly Principal provided OC > zero - Sec.     0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)              811,005.07
Total Reconciliation Check                                      (shou
                                                                         0.00
Accelerated Principal Reconciliation                  (should equal $
                                                                         0.00
Optimum Monthly Principal Reconciliation        (should equal charge-
                                                                         0.00
BOND SUMMARY:
Beginning Class A-1 Note Security Balance                    $490,603,325.45
Beginning Class A-2 Note Security Balance                     $52,240,000.00
Beginning Class A-3 Note Security Balance                     $67,900,000.00
Beginning Class B     Note Security Balance                   $49,370,000.00
Beginning Certificate Security Balance                        $36,886,000.00
Beginning Overcollateralization Amount                        $47,767,409.73
Beginning Class A-1 Adjusted Balance                         $490,603,325.45
Beginning Class A-2 Adjusted Balance                          $52,240,000.00
Beginning Class A-3 Adjusted Balance                          $67,900,000.00
Beginning Class B    Adjusted Balance                         $49,370,000.00
Beginning Certficate  Adjusted Balance                        $36,886,000.00
Beginning Overcollateralization Amount                        $47,767,409.73
Ending Class A-1 Note Security Balance                       $473,093,118.58
Ending Class A-2 Note Security Balance                        $52,240,000.00
Ending Class A-3 Note Security Balance                        $67,900,000.00
Ending Class B    Note Security Balance                       $49,370,000.00
Ending Certificate Security Balance                           $36,886,000.00
Ending Overcollateralization Amount                           $47,922,569.46
Ending Class A-1 Adjusted Balance                            $473,093,118.58
Ending Class A-2 Adjusted Balance                             $52,240,000.00
Ending Class A-3 Adjusted Balance                             $67,900,000.00
Ending Class B    Adjusted Balance                            $49,370,000.00
Ending Certficate  Adjusted Balance                           $36,886,000.00
Ending Overcollateralization Amount                           $47,922,569.46
Class A-1 Note Rate Capped at 13%                                  5.80%
Class A-2 Note Rate Capped at 15%                                  5.95%
Class A-3 Note Rate Capped at 15%                                  6.05%
Class B    Note Rate Capped at 15%                                 6.28%
Certificate Rate Capped at 16%                                     6.63%
Class A-1 Interest Due                                          $2,132,284.70
Class A-2 Interest Due                                            $232,925.10
Class A-3 Interest Due                                            $307,841.63
Class B Interest Due                                              $232,347.56
Certificate Yield  Due                                            $183,277.31
Class A-1 Interest Paid                                         $2,132,284.70
Class A-2 Interest Paid                                           $232,925.10
Class A-3 Interest Paid                                           $307,841.63
Class B Interest Paid                                             $232,347.56
Certificate Yield Paid                                            $183,277.31
Class A-1 Unpaid Interest                                               $0.00
Class A-2 Unpaid Interest                                               $0.00
Class A-3 Unpaid Interest                                               $0.00
Class B     Unpaid Interest                                             $0.00
Certificate Unpaid Yield                                                $0.00
Class A-1 Principal Paid                                       $17,510,206.88
Class A-2 Principal Paid                                              $0.00
Class A-3 Principal Paid                                              $0.00
Class B    Principal Paid                                             $0.00
Certificate    Principal Paid                                         $0.00
OC           Principal Paid                                           $0.00
Beginning Class A-1 Net Charge-Off                                    $0.00
Beginning Class A-2 Net Charge-Off                                    $0.00
Beginning Class A-3 Net Charge-Off                                    $0.00
Beginning Class B    Net Charge-Off                                   $0.00
Beginning Certificate Net Charge-Off                                  $0.00
Beginning OC Net Charge-Off                                           $0.00
Reversals Allocated to Class A-1                                      $0.00
Reversals Allocated to Class A-2                                      $0.00
Reversals Allocated to Class A-3                                      $0.00
Reversals Allocated to Class B                                        $0.00
Reversals Allocated to Certificates                                   $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments    $155,159.74
 Total Charge-Offs:                                                  $0.00
Charge-Offs Allocated to Class A-1                                   $0.00
Charge-Offs Allocated to Class A-2                                   $0.00
Charge-Offs Allocated to Class A-3                                   $0.00
Charge-Offs Allocated to Class B                                     $0.00
Charge-Offs Allocated to Certificates                                $0.00
Charge-Offs Allocated to OC                                          $0.00
Ending Class A-1 Net Charge-Off                                      $0.00
Ending Class A-2 Net Charge-Off                                      $0.00
Ending Class A-3 Net Charge-Off                                      $0.00
Ending Class B     Net Charge-Off                                    $0.00
Ending Certificate Net Charge-Off                                    $0.00
Ending OC Net Charge-Off                                             $0.00
Bond Balance Reconciliation    (should equal $0.00)                 ($0.00)
Certificate Balance/Participation Invested Amount (Beginning of Month
                                                                     4.95%
Designated Certificate / Certificate Security (Balance Beginning of M1.000000%
Designated Certificate  - Beginning of Month                    $368,860.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05 (  $0.00
Designated Certificate  - End of Month                       $368,860.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05 (i $1,832.77 Designated Certificateholder Accelerated Principal Payments - Beginni
                                                             $3,363,409.73
Accelerated Principal Payment (Sec. 3.05 (vi))               $155,159.74
Payments to Holder of Designated Certificate in respect to Acc. Prin.   $0.00
Designated Certificateholder Accelerated Principal Payments - Ending
                                                             $3,518,569.46
Designated Certificateholder Holdback Amount (Beginning of Month)
        $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (   $0.00
Designated Certificateholder Holdback Amount (End of Month)    $44,404,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph fo   $0.00
Remaining Amounts to Issuer (Sec. 3.05 (x))                    $811,005.07
MONTHLY SECURITY  REPORT
HOUSEHOLD CONSUMER LOAN TRUST 1996-2
Distribution Date                                                 13-Mar-98
Payment Date:                                                     16-Mar-98
Collection Period Beginning                                       01-Feb-98
Collection Period Ending:                                         28-Feb-98
Note and Certificate Accrual Beginning:                           17-Feb-98
Note and Certificate Accrual Ending:                              16-Mar-98
Ending Pool Principal Balance                            $4,145,384,652.78
Series 1996-2 Participation Invested Amount                $727,411,688.04
Seller Amount                                              $495,451,468.70
Remittances on the Participation                            $21,409,888.25
Optimum Monthly Principal                                   $17,355,047.14
Accelerated Principal Payment                                  $155,159.74
Beginning Class A-1 Note Security Balance                  $490,603,325.45
Beginning Class A-2 Note Security Balance                   $52,240,000.00
Beginning Class A-3 Note Security Balance                   $67,900,000.00
Beginning Class B Note Security Balance                     $49,370,000.00
Beginning Certificate Security Balance                      $36,886,000.00
Beginning Overcollateralization Amount                      $47,767,409.73
Beginning Class A-1 Adjusted Balance                       $490,603,325.45
Beginning Class A-2 Adjusted Balance                        $52,240,000.00
Beginning Class A-3 Adjusted Balance                        $67,900,000.00
Beginning Class B Adjusted Balance                          $49,370,000.00
Beginning Certificate  Adjusted Balance                     $36,886,000.00
Beginning Overcollateralization Amount                      $47,767,409.73
Ending Class A-1 Note Security Balance                     $473,093,118.58
Ending Class A-2 Note Security Balance                      $52,240,000.00
Ending Class A-3 Note Security Balance                      $67,900,000.00
Ending Class B Note Security Balance                        $49,370,000.00
Ending Certificate Security Balance                         $36,886,000.00
Ending Overcollateralization Amount                         $47,922,569.46
Ending Class A-1 Adjusted Balance                          $473,093,118.58
Ending Class A-2 Adjusted Balance                           $52,240,000.00
Ending Class A-3 Adjusted Balance                           $67,900,000.00
Ending Class B Adjusted Balance                             $49,370,000.00
Ending Certificate  Adjusted Balance                        $36,886,000.00
Ending Overcollateralization Amount                         $47,922,569.46
Class A-1 Note Rate Capped at 13%                               5.795000%
Class A-2 Note Rate Capped at 15%                               5.945000%
Class A-3 Note Rate Capped at 15%                               6.045000%
Class B Note Rate Capped at 15%                                 6.275000%
Certificate Rate Capped at 16%                                  6.625000%
Class A-1 Interest Due                                       $2,132,284.70
Class A-2 Interest Due                                         $232,925.10
Class A-3 Interest Due                                         $307,841.63
Class B Interest Due                                           $232,347.56
Certificate Yield  Due                                        $183,277.31
Class A-1 Interest Paid                                      $2,132,284.70
Class A-2 Interest Paid                                       $232,925.10
Class A-3 Interest Paid                                       $307,841.63
Class B Interest Paid                                         $232,347.56
Certificate Yield Paid                                        $183,277.31
Class A-1 Unpaid Interest                                       $0.00
Class A-2 Unpaid Interest                                       $0.00
Class A-3 Unpaid Interest                                       $0.00
Class B Unpaid Interest                                         $0.00
Cetificate Unpaid Yield                                         $0.00
Class A-1 Principal Paid                                    $17,510,206.88
Class A-2 Principal Paid                                          $0.00
Class A-3 Principal Paid                                          $0.00
Class B Principal Paid                                            $0.00
Certificate  Principal Paid                                       $0.00
OC Principal Paid                                                 $0.00
Beginning Class A-1 Net Charge-Off                                $0.00
Beginning Class A-2 Net Charge-Off                                $0.00
Beginning Class A-3 Net Charge-Off                                $0.00
Beginning Class B Net Charge-Off                                  $0.00
Beginning Certificate Net Charge-Off                              $0.00
Beginning OC Net Charge-Off                                       $0.00
Reversals Allocated to Class A-1                                  $0.00
Reversals Allocated to Class A-2                                  $0.00
Reversals Allocated to Class A-3                                 $0.00
Reversals Allocated to Class B                                     $0.00
Reversals Allocated to Certificates                               $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments   $155,159.74
 Total Charge-Offs:                                                 $0.00
Charge-Offs Allocated to Class A-1                                  $0.00
Charge-Offs Allocated to Class A-2                                  $0.00
Charge-Offs Allocated to Class A-3                                  $0.00
Charge-Offs Allocated to Class B                                    $0.00
Charge-Offs Allocated to Certificates                               $0.00
Charge-Offs Allocated to OC                                         $0.00
Ending Class A-1 Net Charge-Off                                     $0.00
Ending Class A-2 Net Charge-Off                                    $0.00
Ending Class A-3 Net Charge-Off                                     $0.00
Ending Class B Net Charge-Off                                       $0.00
Ending Certificate Net Charge-Off                                   $0.00
Ending OC Net Charge-Off                                           $0.00
Interest paid per $1,000 Class A-1                                2.685497
Principal paid per $1,000 Class A-1                              22.053157
Interest paid per $1,000 Class A-2                                4.458750
Principal paid per $1,000 Class A-2                               0.000000
Interest paid per $1,000 Class A-3                                4.533750
Principal paid per $1,000 Class A-3                               0.000000
Interest paid per $1,000 Class B                                  4.706250
Principal paid per $1,000 Class B                                 0.000000
Yield Paid per $1,000 Certificate                                 4.968750
Principal Paid per $1,000 Certificate                             0.000000
BLOOMBERG SUMMARY
HOUSEHOLD CONSUMER LOAN TRUST 1996-2
Distribution Date         16-Mar-98
Due Period          Feb-98
Monthly Payment Rate (including charge offs)                          3.63%
Monthly Draw Rate                                                     1.30%
Monthly Net Payment Rate                                              2.33%
Actual Payment Rate                                                   2.33%
Annualized Cash Yield                                                19.39%
Annualized Gross Losses                                               8.26%
Annualized Portfolio Yield                                           11.13%
Weighted Coupon                                                       5.91%
Excess Servicing                                                      5.22%
Ending Overcollateralization Percentage (3 mo avg)                    6.42%
Trigger Level                                                         4.25%
Excess Overcollateralization                                          2.17%
Delinquencies:                                       (Principal/Principal)
      30-59 days (Del Stat 1)                                         4.85%
      60-89 days (Del Stat 2)                                         1.94%
      90+ days (Del Stat 3+)                                          6.88%
Total Participation Balance (ending)                        727,411,688.04